                                                                    EXHIBIT 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

            I, Todd A. Daniels,  Chief Financial Officer of Elecsys  Corporation
(the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that to my knowledge:

a)       The Company's  Quarterly  Report on Form 10-Q for the quarterly  period ended October 31, 2008,  which this  certification  accompanies,  fully complies  with  the  requirements  of  Section  13(a)  or  15(d) of the
         Securities Exchange Act of 1934, as amended; and

b)       The  information  contained in the Company's  Quarterly  Report on Form
         10-Q for the  quarterly  period  ended  October  31,  2008,  which this certification  accompanies,  fairly presents,  in all material aspects, the financial condition and results of operations of the Company.

Date:  December 9, 2008                        /s/ Todd A. Daniels
                                          --------------------------------------
                                          Todd A. Daniels
                                          Chief Financial Officer (Principal
                                          Financial  and Accounting Officer)